                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement     [_] Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ITRON, INC.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Certificate)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

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Your prompt return of the enclosed proxy card will save the postage expense of additional mailings. Your immediate attention to these materials is greatly appreciated.

                                  [LOGO] Itron

                                                                 April 16, 2002

Dear Shareholder:

   On behalf of our Board of Directors, I invite you to attend Itron, Inc.'s 2002 Annual Meeting of Shareholders. We hope you can join us. The annual meeting will be held:

              At:   Principal Executive Offices of the Corporation
                    Itron, Inc. -- in the Atrium
                    2818 N. Sullivan Rd.
                    Spokane, Washington 99216

              On:   Friday, May 24, 2002

              Time: 8:00 a.m.

   For our shareholders' convenience, we will provide a continental breakfast beginning at 7:00 a.m. At this time, shareholders will also have an opportunity to meet personally with our directors and officers to discuss any questions they may have. The annual meeting will begin promptly at 8:00 a.m. The Notice of the Annual Meeting and the proxy statement accompany this letter.

   We know that many of our shareholders will be unable to attend the annual meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the annual meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote your shares by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Itron shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

   Thank you for your continuing interest in Itron. We look forward to seeing you at our annual meeting.

                                          Sincerely,

                                          /s/ LeRoy D. Nosbaum
                                          LeRoy D. Nosbaum
                                          Chief Executive Officer

   Itron, Inc., P.O. Box 15288, Spokane, Washington 99215-5288; (509) 924-9900
or (800) 635-5461

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                                  ITRON, INC.
                           2818 North Sullivan Road
                           Spokane, Washington 99216

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 24, 2002

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Itron, Inc. will be held at the Principal Executive Offices of Itron, Inc., in the Atrium, at 2818 N. Sullivan Rd., Spokane, Washington, at 8:00 a.m., local time, on Friday, May 24, 2002, for the following purposes:

   (1) To elect four directors;

   (2) To approve an increase in the number of shares authorized under the 2000 Stock Incentive Plan;

   (3) To approve the 2002 Employee Stock Purchase Plan; and

   (4) To transact any other business that may come properly before the annual meeting and any adjournment or postponement of the annual meeting.

   The Board of Directors has established the close of business on March 29, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

   All shareholders are cordially invited to attend the annual meeting in person.

   To ensure representation at the annual meeting, shareholders are urged to mark, sign, date and return the enclosed proxy as promptly as possible, even if they plan to attend the annual meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for this purpose. Any shareholder attending the annual meeting may vote in person even if that shareholder has returned a proxy.

                                             By order of the Board of Directors,
                                             /s/ MariLyn R. Blair
                                             MariLyn R. Blair
                                             Corporate Secretary

Spokane, Washington
April 16, 2002

                                  [LOGO] Itron

                                PROXY STATEMENT

   This proxy statement is being furnished to shareholders of Itron, Inc. in connection with the solicitation by our Board of Directors of proxies for use at the Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of Itron, Inc. (the Corporation), in the Atrium, at 2818 N. Sullivan Rd., Spokane, Washington, at 8:00 a.m., local time, on Friday, May 24, 2002, for the purposes listed in the accompanying Notice of Annual Meeting of Shareholders. We expect to mail this proxy statement and accompanying proxy to our shareholders on or about April 16, 2002.

Matters to Be Considered at the Annual Meeting

   At the annual meeting, shareholders of record of Itron as of the close of business on March 29, 2002, will consider and vote on the following matters:

   (1) the election of four directors for a term of three years (until 2005),

   (2) the approval of an increase in the number of shares authorized under Itron's 2000 Stock Incentive Plan,

   (3) the approval of Itron's 2002 Employee Stock Purchase Plan, and

   (4) such other business that may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

Record Date and Outstanding Shares

   Holders of record of our common stock at the close of business on March 29, 2002, are entitled to notice of, and to vote at, the annual meeting. On the record date, there were 17,298,507 shares of our common stock outstanding. Each of our directors and executive officers plans to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of the election of the nominees for director, the amendment to the 2000 Stock Incentive Plan and the approval of the 2002 Employee Stock Purchase Plan.

Revocability of Proxies

   Shares represented at the annual meeting by properly signed proxies in the accompanying form will be voted at the annual meeting in accordance with the instructions given in the proxy. A shareholder may revoke a proxy given by the shareholder for use at the annual meeting at any time before the vote. A proxy may be revoked by:

  . submitting a later-dated proxy for the same shares at any time before the proxy is voted;

  . delivering written notice of revocation to the Corporate Secretary of Itron at any time before the vote; or

  . attending the annual meeting and voting in person. Mere attendance at the annual meeting will not revoke a proxy.

   If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

Quorum and Voting

   Each shareholder will be entitled to one vote per share of common stock held on each matter to be voted on. The presence at the annual meeting, in person or represented by proxy, of holders of a majority of the outstanding common stock on the record date will constitute a quorum. Abstentions and broker nonvotes on any of the proposals to be voted on will be counted for purposes of determining the presence of a quorum.

   With respect to the election of directors, the nominees receiving the greatest number of votes duly cast will be elected as directors. Holders of common stock are not entitled to cumulative votes in the election of directors. Abstentions from voting on this matter will have no effect on its outcome because abstentions do not represent votes cast by shareholders in favor of any nominee. There will be no broker nonvotes on the election of directors because brokers who hold shares for the accounts of their clients have discretionary authority to vote such shares in this matter.

   The proposals to approve the 2002 Employee Stock Purchase Plan and the amendment of the Amended and Restated 2000 Stock Incentive Plan will be approved if the number of votes cast in favor of each proposal exceeds the number of votes cast against each proposal. Abstentions from voting and broker nonvotes on the plan proposals will not affect the outcome of either proposal because abstentions and broker nonvotes do not represent votes cast by shareholders either for or against the plan proposals.

Proxy Solicitation Costs

   We have retained Georgeson Shareholder, 111 Commerce Road, Carlstadt, New Jersey, to aid in the solicitation of proxies. We will bear the cost of soliciting proxies, which we estimate will be approximately $5,000 plus expenses. Proxies may be solicited by personal interview, mail, telephone or facsimile. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding solicitation materials to the beneficial owners. Our directors, officers and employees may also solicit proxies, without additional compensation, personally or by telephone.

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                        ITEM 1 -- ELECTION OF DIRECTORS

   Our Board of Directors is divided into three classes, with each director generally holding office for a three-year term or until his or her successor has been elected and qualified. At the annual meeting, four directors are to be elected for a term of three years (until 2005) or until his or her successor is duly elected and qualified. Unless authority is withheld, the persons named as proxies in the accompanying proxy, will vote for the election of the nominees listed below. The Board of Directors has no reason to believe that any of these nominees will be unable to serve as a director. If any of the nominees becomes unavailable, however, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Nominees to Serve Until 2005

   Robert D. Neilson (age 45) was appointed as a director of Itron in February 2002 and was named president in October 2001 and chief operating officer in March 2000. Previously, he had been vice president, strategy and business development since October 1997 and vice president, marketing from 1993 to 1997. He joined Itron in 1983 as manager of market development and planning, and served as director of marketing from 1987 to 1993.

   Ted C. DeMerritt, (age 70), has been a director of Itron since 1994. Mr. DeMerritt's term as a director expires in 2002. Until his retirement in 1998, Mr. DeMerritt was chairman of the board and chief executive officer of Olsy North America (formerly ISC Systems Corporation), which develops and implements system solutions for the financial services and retail industries. From 1963 to 1980, he was employed at Sacramento Savings and Loan Association, where he served as controller/senior vice president in charge of the Savings and Operations division. Mr. DeMerritt is also a trustee of the Washington State University Foundation.

   Jon E. Eliassen, (age 55), has been a director of Itron since 1987. Mr. Eliassen is senior vice president and chief financial officer of Avista Corporation ("Avista"). He joined Avista in 1970 and held numerous positions within the finance department before assuming his current responsibilities in 1986. He is a director of various subsidiaries and affiliates of Avista. He also is a director of NVA Holdings, LLC and a director and chair-elect of Western Energy Institute.

   S. Edward White, (age 51), was named chairman of Itron in March 2000 and has been a director since 1996. Mr. White's term as a director expires in 2002. Mr. White was an executive vice president of Itron from March 1996, when Itron acquired Utility Translation Systems, Inc. ("UTS"), through December 1999. Before founding UTS in 1980, Mr. White held numerous engineering and marketing management positions in the meter division of Westinghouse Electric Corporation for 12 years.

Continuing Directors

   Michael B. Bracy, (age 60), has been a director of Itron since 1992. Mr. Bracy's term as a director expires in 2003. Until his retirement in August 1997, Mr. Bracy was executive vice president, chief financial officer and a director of NorAm Energy Corp. ("NorAm"), previously known as Arkla, Inc., an integrated natural gas company. After joining NorAm in 1984, he held various executive positions, including chief executive officer of the Arkla Pipeline Group. Before joining NorAm, Mr. Bracy served as executive vice president and chief financial officer of El Paso Natural Gas Company, which he joined in 1977. Mr. Bracy is also a director of El Paso Energy Partners, L.P., a publicly traded limited partnership.

   Michael J. Chesser, (age 53), has been a director of Itron since August 1999. Mr. Chesser's term as a director expires in 2004. Mr. Chesser is chairman and chief executive officer of United Water, a position he assumed in January 2002 after serving as chief executive officer and president of GPU Energy, a subsidiary of GPU, Inc. since early 2000. From June 1999 to March 2000, he was president and chief executive officer of Itron. He also served as chairman of Itron's board from January 2000 to March 2000. From 1994 to 1998, Mr. Chesser was president and chief operating officer of Atlantic Energy, Inc., the holding company for Atlantic

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City Electric and other related companies. Prior to Atlantic Energy, Mr.
Chesser spent 23 years with Baltimore Gas and Electric where he held a number of executive positions with responsibilities in marketing and customer service. Mr. Chesser also serves on the board of directors of the New Jersey Utilities Association, E-lectTrade.com, and the Great Bay Casino Corporation.

   Thomas S. Glanville, (age 43), has been a director of Itron since May 2001. Mr. Glanville's term as a director expires in 2004. Mr. Glanville is vice president of technology and new ventures for Reliant Energy, Inc. ("Reliant"), one of the world's largest international energy services companies, and its majority owned subsidiary, Reliant Resources, Inc. Mr. Glanville first joined Reliant in 1998 as vice president of corporate development. He is also president of Reliant Energy Ventures, Inc., Reliant Resources' unit in this area, and acting president of Reliant Energy Communications, Inc. In addition to his leadership responsibilities at Reliant, Mr. Glanville serves as director or advisory director of a number of technology focused private start-up companies, venture capital funds, and community entities. Prior to joining Reliant, Mr. Glanville worked for seven years in various executive positions at Enron Corp., including president of Enron Capital and Trade Resources Canada Corp. Before joining Enron in 1991, he was a vice president of Bankers Trust Company.

   LeRoy D. Nosbaum, (age 56), has been a director and chief executive officer of Itron since March 2000. Mr. Nosbaum's term as a director expires in 2004. Mr. Nosbaum joined Itron in March 1996 and had executive responsibilities covering manufacturing, product development, operations and marketing before being promoted to president and chief executive officer. Before joining Itron, Mr. Nosbaum was executive vice president and general manager of Metricom, Inc.'s UtiliNet Divison, and held a variety of positions with Metricom from 1989 to 1996. Prior to joining Metricom, he was employed by Schlumberger, Ltd. and Sangamo Electric for 20 years.

   Mary Ann Peters (age 58) has been a director of Itron since 1994. Ms. Peter's term as a director expires in 2003. Ms. Peters is managing director of McGillicuddy and Peters, a business and marketing consultancy she founded in 1984. She began her marketing career with International Business Machines Corporation in 1972 and subsequently held a variety of marketing positions with General Electric Company, Wells Fargo and Company, Inc., Atari Corp. and Apple Computer, Inc.

   Graham M. Wilson (age 57) has been a director of Itron since 1990. Mr. Wilson's term as a director expires in 2003. Until his retirement in March 2002, Mr. Wilson was employed by Westcoast Energy Inc., an integrated energy company, since 1988, where he was executive vice president and chief financial officer. From 1983 to 1988, he was vice president, finance and administration of Petro-Canada Inc. Mr. Wilson was also a director of Centra Gas Inc. and Union Gas Limited, affiliates of Westcoast Energy Inc., and CellFor Inc.

   Our Board of Directors recommends that you vote FOR the election of the four nominees for director.

Compensation of Directors

   Prior to May 2001, our nonemployee directors received an annual retainer of $12,000, 50% of which was paid with Itron common stock. Effective May 2001, the amount of the annual retainer was increased from $12,000 to $30,000 with $12,000 to be paid in cash and $18,000 to be paid with Itron common stock. With the increase in the annual retainer, our nonemployee directors will no longer receive $1,000 for each board and committee meeting attended after December 31, 2001.

   Our nonemployee directors receive stock options and stock grants under our amended and restated stock option grant program for nonemployee directors, which is administered under the terms and conditions of our 2000 Stock Incentive Plan. Beginning with this year's annual meeting, our nonemployee directors will automatically receive an option to purchase 10,000 shares of our common stock when they are initially appointed or elected to the Board, and an option to purchase 8,000 shares of our common stock immediately after each year's annual meeting. In addition, the chair of our committees and the chairman of the board will receive an option to purchase 1,250 shares of our common stock. The options are fully vested and exercisable on the date of grant and have an exercise price equal to the fair market value of the common stock on the date of grant. Nonemployee directors also receive the common stock portion of their annual retainer under the terms of the program. Prior to May 2001, nonemployee directors were granted an option to purchase 4,000 shares per year and the chair of committees and the chairman of the board did not receive additional grants.

Information on Committees of the Board of Directors and Meetings

   Our Board of Directors has established an Audit/Finance Committee, a Compensation Committee and a Nominating Committee.

   The Audit/Finance Committee reviews our accounting practices, internal accounting controls and financial results and oversees the engagement of our independent auditors. The Audit/Finance Committee members include Ted C. DeMerritt, Graham M. Wilson, and Jon E. Eliassen who serves as chairman. The Audit/Finance Committee held seven meetings during 2001.

   The Compensation Committee is responsible for setting compensation levels for our executive officers, overseeing the administration of various incentive compensation and benefit plans and performing any other functions regarding compensation that the board may delegate. The members of the Compensation Committee are Thomas S. Glanville, Mary Ann Peters, and Michael B. Bracy who serves as chairman. The Compensation Committee held five meetings during 2001.

   The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors, making recommendations to the board regarding such candidates, and reviewing and making recommendations to the board with respect to candidates for directors proposed by shareholders. The members of the Nominating Committee are Michael B. Bracy, Thomas S. Glanville, Mary Ann Peters, and Michael J. Chesser who serves as chairman. The Nominating Committee was formed in 2001 and held one meeting during 2001.

   There were seven board meetings in 2001. Each of the directors attended at least 75 percent of the meetings of the board and of each committee on which they were a member, except for Mary Ann Peters who attended five meetings of the board and three meetings of the Compensation Committee.

     ITEM 2 -- APPROVAL OF AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

   Our Board of Directors has unanimously adopted an amendment to the 2000 Stock Incentive Plan that, subject to shareholder approval, authorizes an increase in the number of shares reserved for issuance from 1,825,000 shares to 4,025,000 shares. As of March 29, 2002, approximately 234,672 shares of common stock remained available for grant under the plan, and options to purchase approximately 17,298,507 shares of common stock were outstanding.

   The board believes that adding more shares to the 2000 Stock Incentive Plan will promote the interests of Itron and its shareholders by assisting us in attracting, retaining and stimulating the performance of individuals who make substantial contributions to our growth and success. The board further believes that stock ownership helps align employee interests with shareholder value creation.

   A copy of the 2000 Stock Incentive Plan, as amended and restated in its entirety to reflect the share increase, is attached to this proxy statement as Appendix A. The following description of the plan is a summary and does not purport to be fully descriptive. You should refer to Appendix A for more detailed information.

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       Description of the Amended and Restated 2000 Stock Incentive Plan

   Awards. The plan allows us to grant incentive and nonqualified stock options, shares of common stock or units denominated in common stock. Awards may consist of one or more of these grant types.

   Stock Subject to the Plan. A maximum of 4,025,000 shares of common stock are authorized for issuance under the plan. Prior to the board's approval of an increase in the number of shares reserved under the plan, 1,825,000 shares were authorized for issuance, which included a roll-in of 25,000 authorized but unissued shares from our 1989 Stock Option Plan.

   Under the plan, no more than 400,000 shares may be issued as stock awards (including restricted stock) or other stock-based awards other than stock options. In addition, no participant may receive more than 300,000 shares subject to awards in a single fiscal year, except that we can make additional one-time grants of up to 600,000 shares to newly hired individuals in any fiscal year, to the extent such limitations are required for compliance with
Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). The previous limits are all adjusted automatically for stock splits and similar events.

   Any shares of common stock that have been made subject to an award that cease to be subject to the award (generally because the award terminates or expires) will be available for future grant under the plan.

   Administration. Our Compensation Committee administers the plan (the "plan administrator"), unless the board appoints another committee to administer the plan. Subject to the terms of the plan, the plan administrator selects the individuals to receive awards, determines the terms and conditions of all awards and interprets the provisions of the plan. Committee members administering the plan serve for such term as the board may determine, subject to removal by the board at any time.

   Eligible Participants. Awards may be granted to those officers, employees, consultants and independent contractors of Itron and our subsidiaries that the plan administrator selects. In consideration of services provided to the board, nonemployee directors receive stock awards and stock options in the form of automatic grants under the plan. These stock awards and stock option grants are described above under "Compensation of Directors." As of March 29, 2002, 1,092 individuals were eligible to participate in the plan.

   Stock Option Grants. Options granted under the plan may be incentive stock options (as defined in Section 422 of the Code) or nonqualified stock options. The exercise price for each option is determined by the plan administrator, but cannot be less than 100% of the common stock's fair market value on the date of grant with respect to incentive stock options (or 110% of fair market value in the case of a more than 10% shareholder). The option price may not be less than 85% of fair market value with respect to nonqualified stock options. For purposes of the plan, "fair market value" means the closing sales price for our common stock as reported by the Nasdaq Stock Market for a single trading day. As of March 29, 2002, the closing sales price of our common stock was $29.75 per share.

   The exercise price for shares purchased under options must be paid by cash or check, except that the plan administrator may authorize payment in any combination of cash or check, shares of already-owned common stock, a promissory note, a broker-assisted cashless exercise, or such other consideration as the plan administrator may permit.

   Unless the plan administrator determines otherwise, the term of each option is ten years from the date of grant, and the option vests at a rate of 25% per year over a four-year period. The plan administrator determines how long options will remain exercisable in the event an optionee ceases to provide services to us or one of our subsidiaries. Unless the plan administrator determines otherwise, options vested as of the date of termination by reason of death, disability or retirement generally will be exercisable for one year after the date of such termination and for three months after all other terminations. In the event an optionee is terminated for cause, the options terminate upon the participant's notification of such termination.

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

   Transferability. Except as otherwise determined by the plan administrator and to the extent permitted by Section 422 of the Code, options and stock awards are not assignable or transferable by the participant other than by will or the laws of descent, except that a participant may designate a beneficiary who may exercise the award or receive payment under the award after the participant's death. During the participant's lifetime, awards may be exercised only by the participant.

   Adjustment of Shares. In the event of stock dividends, stock splits, spin-offs, or similar changes in our corporate or capital structure, the plan administrator, in its sole discretion, will make equitable adjustments in
(a) the maximum number and kind of securities subject to the plan and the maximum number and kind of securities that may be made subject to awards to any participant, (b) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor, and (c) the number and kind of securities automatically granted pursuant to a formula program established under the plan.

   Corporate Transactions. If certain corporate transactions occur (such as a merger, consolidation, sale, lease, exchange or transfer of all or substantially all of our assets), a successor company or its parent will either assume all outstanding options or issue equivalent substitute options to purchase common stock of the successor company or its parent. Except for certain related party transactions (such as a reincorporation of Itron or a merger in which the shareholders immediately prior to the merger hold at least a majority of the shares in the successor company or its parent), all options assumed or replaced by the successor company will become fully vested and exercisable regardless of whether the vesting requirements have been satisfied.

   If the successor company does not assume or replace outstanding options, all outstanding options will become 100% vested and exercisable immediately prior to the corporate transaction. In such case, the right to exercise options terminates at the end of a specified time period, subject to completion of the corporate transaction.

   Termination and Amendment. The board may terminate or suspend the plan at any time. The board may also amend the plan, subject to shareholder approval in certain instances set forth in the plan. The plan does not have a fixed expiration date, except that no incentive stock options may be granted more than ten years after the later of (a) the plan's adoption by the board and (b) the adoption of any amendment to the plan that constitutes a new plan for purposes of Section 422 of the Code.

   Federal Income Tax Consequences. The following is a summary of the material United States federal income tax consequences to us and to participants in the plan. The summary is based on the Code and the United States Treasury regulations promulgated thereunder as in effect as of the date of the proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the plan. Therefore, we strongly encourage participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the plan.

   Incentive Stock Options. The incentive stock options granted under the plan are intended to qualify for the favorable federal income tax treatment accorded "incentive stock options" under the Code. Generally, the grant or exercise of an incentive stock option does not result in any federal income tax consequences to the participant or to us. However, the exercise of an incentive stock option will generally increase the participant's alternative minimum tax liability, if any.

   The federal income tax consequences of a disposition of stock acquired through exercise of an incentive stock option will depend on the period such stock is held prior to disposition. If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, the participant will recognize long-term capital gain or loss in the year of disposition, equal to the difference between the amount realized on the disposition of the stock and the amount paid for the stock on exercise of the option.

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

   Generally, if the participant disposes of the stock before the expiration of either of the statutory holding periods described above (a "disqualifying disposition"), the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount realized on the disposition of the stock over the exercise price. Subject to certain limitations, to the extent the participant recognized ordinary income by reason of a disqualifying disposition, we generally will be entitled to a corresponding business expense deduction in the taxable year during which the disqualifying disposition occurs.

   Generally, in the taxable year of a disqualifying disposition, the participant will also recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income by reason of the disqualifying disposition. Such capital gain or loss will be characterized as short-term or long-term, depending upon how long the stock was held. Long-term capital gains generally are subject to lower tax rates than ordinary income and short-term capital gains. Currently, the maximum capital gains rate for federal income tax purposes is 20% while the maximum ordinary income rate is 38.6%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

   Nonqualified Stock Options. Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Subject to certain limitations, we generally will be entitled to a corresponding business expense deduction equal to the ordinary income recognized by the participant.

   Upon disposition of the stock, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such capital gain or loss will be characterized as short-term or long term, depending upon how long the stock was held.

   Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Restricted stock and stock bonuses. Generally, upon acquisition of stock under a restricted stock or stock bonus award, the recipient will recognize ordinary income equal to the excess of the fair market value of the stock at the time of receipt over the amount, if any, paid for such stock. However, to the extent the stock is subject to certain restrictions, the recipient will not recognize ordinary income until the restrictions lapse or, if earlier, the time the stock becomes transferable. At such time, the recipient will recognize ordinary income equal to the excess of the current fair market value of the stock over the amount, if any, paid for the stock. Any further appreciation in the fair market value of the stock will be taxed upon disposition of the stock. Subject to certain limitations, we generally will be entitled to a corresponding business expense deduction equal to the ordinary income recognized by the recipient.

   However, within thirty (30) days of receipt of stock subject to restrictions as described above, the recipient may elect to recognize ordinary income in the taxable year of receipt, despite the fact that such stock is subject to restrictions. If such election is made, the recipient will recognize ordinary income equal to the excess of the fair market value of the stock at the time of receipt over the amount, if any, paid for the stock. Any further appreciation in the fair market value of the stock will be taxed upon the disposition of the stock. If the stock is later forfeited, the participant will not be allowed a deduction for any income recognized in connection with making the election.

   Upon disposition of the stock, the recipient will recognize capital gain or loss equal to the difference between the amount realized on the disposition of the stock and the sum of the amount paid for the stock, if any, plus any amount recognized as ordinary income upon acquisition or vesting of the stock (including income recognized pursuant to an election as described above). Such capital gain or loss will be characterized as short-term or long-term, depending upon how long the stock was held.

   Slightly different rules may apply to persons who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Potential limitation on our deductions. Section 162(m) of the Code precludes a deduction for compensation paid to our chief executive officer and our four highest compensated officers (other than our chief executive officer) to the extent that such compensation exceeds $1,000,000 for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1,000,000 limitation. We believe that the plan has been structured in a manner that complies with Section 162(m) of the Code. Therefore, assuming certain requirements are met, payments made to such executive officers during the term of the plan generally will be deductible.

      Our Board of Directors recommends that you vote for approval of the Amended and Restated 2000 Stock Incentive Plan

            ITEM 3 -- APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN

   Our board of directors unanimously adopted the 2002 Employee Stock Purchase Plan which, subject to shareholder approval, provides a means for our eligible employees and those of our subsidiaries to purchase shares of our common stock through payroll deductions. The 2002 Employee Stock Purchase Plan (the "ESPP") replaces our 1996 Stock Purchase Plan which no longer has any shares available for issuance and was suspended as of September 30, 2001.

   The board believes that the new ESPP will promote our interests and our shareholders' interests by assisting us in attracting, retaining, and stimulating the strong performance of employees, and by aligning employees' interests, through their purchases of our common stock, with the interests of shareholders.

   A copy of the ESPP is attached to this proxy statement as Appendix B. The following description of the ESPP is a summary and does not purport to be fully descriptive. You should refer to Appendix B for more detailed information.

Description of the ESPP

   Purpose. Under the ESPP, qualified employees may purchase shares of common stock through payroll deductions at a discount from market price, without incurring broker commissions. The purpose of the ESPP is to assist our employees and those of our designated subsidiaries in acquiring a stock ownership interest in Itron pursuant to a plan that is intended to qualify for beneficial tax treatment under Section 423 of the Code. The ESPP is also intended to help employees provide for their future security, to support recruitment and retention of qualified employees and to provide employees with an advantageous means of accumulating long-term investments.

   Administration. Our Compensation Committee will administer the ESPP, unless the board appoints another committee to administer the ESPP (the "plan administrator"). The plan administrator is authorized to interpret the ESPP and to make such rules and regulations as it deems necessary to administer the ESPP, so long as such interpretation, administration or application regarding purchases under the ESPP corresponds with the requirements of Section 423 of the Code.

Stock Subject to the ESPP.

   The ESPP authorizes for issuance an aggregate of:

  .   70,000 shares of our common stock plus

  . an annual increase to be added as of the first day of our fiscal year beginning in 2003 equal to the least of (i) 50,000 shares or (ii) .5% of the outstanding shares of our common stock as of the end of our immediately preceding fiscal year on a fully diluted basis (assuming exercise of all outstanding options and warrants and conversion of all outstanding convertible preferred stock) and (iii) a lesser amount determined by our board; provided, however, that any shares from any increase in previous years that are not actually issued will continue to be available for issuance under the ESPP.

   Eligibility. To be eligible to participate in the ESPP, an employee must normally work at least 20 hours per week and a minimum of five months per calendar year. The plan administrator may change the eligibility criteria for participation in the ESPP for future offering periods within the limits of
Section 423 of the Code. Nonemployee directors and employees who own 5% or more of our common stock are not eligible to participate in the ESPP. Approximately 1,086 employees are eligible to participate in the ESPP.

   Offering Periods. The ESPP is divided into four three-month offering periods that begin on January 1, April 1, July 1 and October 1 of each year. During these periods, participants accumulate funds in an account used to buy common stock through payroll deductions at a rate of not less than 1% and not more than 10% of such employee's compensation during each payroll period in the offering period. At the end of each three-month offering period, the employees' accumulated funds are used to purchase the appropriate number of whole shares of common stock. No employee may purchase more than $25,000 worth of common stock (based on the fair market value of the common stock on the first day of an offering period) during any calendar year under the ESPP or more than 250 shares of common stock in any offering period.

   Purchase Price. The purchase price per share of common stock acquired under the ESPP is 85% of the lesser of (1) the fair market value of the common stock on the first business day of an offering period and (2) the fair market value of the common stock on the last business day of an offering period. For purposes of the ESPP, "fair market value" means the closing sales price for our common stock as reported by the Nasdaq Stock Market for a single trading date. As of March 29, 2002, the closing sales price of our common stock was $29.75 per share.

   Effect of Termination. Employees have no right to acquire shares under the ESPP upon termination of their employment for any reason prior to the last business day of an offering period. Upon termination of employment, we will pay the balance in the employee's account to the employee or to his or her estate without interest. Neither payroll deductions credited to an employee's account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the employee, other than by will or the laws of descent and distribution.

   Change in Control. If certain corporate transactions occur (such as a merger, consolidation or acquisition by another corporation of all or substantially all of our assets), each outstanding option to purchase shares under the ESPP will be assumed or an equivalent option substituted by a successor company or its parent. If the successor company refuses to assume or substitute for the option, the offering period during which a participant may purchase stock will be shortened to a specified date before the proposed transaction. In the event of a proposed liquidation or dissolution of Itron, the offering period during which a participant may purchase stock will be shortened to a specified date before the date of the proposed liquidation or dissolution.

   Amendment, Suspension and Termination of the ESPP. The board has the power to amend, suspend or terminate the ESPP, except that the board may not amend the ESPP without shareholder approval if such approval is required by Section 423 of the Code. Unless sooner terminated, the ESPP will terminate on May 24, 2012.

Federal Income Tax Consequences

   The following is a summary of the material United States federal income tax consequences to us and to participants in the ESPP. The summary is based on the Code and the United States Treasury regulations promulgated thereunder as in effect as of the date of the proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the ESPP. Therefore, we strongly encourage participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the ESPP.

   Under the Code, we are deemed to grant employee participants in the ESPP an "option" on the first day of each offering period to purchase as many shares of common stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each three-month offering period, the purchase price is determined and the employee is deemed to have exercised the "option" and purchased the number of shares of common stock his or her accumulated payroll deductions will purchase at the purchase price.

   The required holding period for favorable federal income tax treatment upon disposition of common stock acquired under the ESPP is the later of (1) two years after the deemed "option" is granted (the first day of an offering period) and (2) one year after the deemed "option" is exercised and the common stock is purchased (the last day of an offering period). When the common stock is disposed of after this period (a "qualifying disposition"), the employee realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the common stock at the time the deemed "option" was granted exceeded the "option price" and (b) the amount by which the fair market value of the common stock at the time of the disposition exceeded the "option price." The "option price" is equal to 85% of the lesser of the fair market value of the common stock on the first day of the offering period and the fair market value of the common stock on the last day of the offering period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of an offering period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

   When an employee sells the common stock before the expiration of the required holding period (a "disqualifying disposition"), the employee recognizes ordinary income to the extent of the difference between the price actually paid for the common stock and the fair market value of the common stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the common stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than 12 months. If the sale price is less than the fair market value of the common stock at the date of exercise, then the employee will have a capital loss equal to such difference.

   Even though an employee must treat part of his or her gain on a qualifying disposition of the common stock as ordinary income, we may not take a business deduction for such amount. However, if an employee makes a disqualifying disposition, the amount of income that the employee must report as ordinary income qualifies as a business deduction for us for the year of such disposition.

   Our Board of Directors recommends a vote for approval of the 2002 Employee Stock Purchase Plan.

                            EXECUTIVE COMPENSATION

Compensation Summary

   The following table provides information regarding the compensation paid for services rendered to Itron in all capacities during 2001, 2000, and 1999, to our chief executive officer at December 31, 2001 and each of our four other most highly compensated executive officers during 2001 who were serving as such as of the end of the year.

                          Summary Compensation Table

                                                         Long-Term
                                    Annual Compensation Compensation
                                    ------------------- ------------
                                                         Securities
                                                         underlying     All Other
 Name and Principal Position   Year  Salary   Bonus (1)  Options #   Compensation (2)
 ---------------------------   ---- --------  --------- ------------ ----------------
LeRoy D. Nosbaum.............. 2001 $400,000  $437,161    100,000        $  6,080
Chief Executive Officer        2000  350,000   270,920    100,000          11,878
                               1999  221,981    75,000         --           5,000

Robert D. Neilson............. 2001 $299,038  $205,007     70,000        $  7,096
President and                  2000  240,385   130,250     50,000          12,651
Chief Operating Officer        1999  183,350    50,000         --           3,886

David G. Remington............ 2001 $250,481  $126,633     20,000        $ 13,551
Vice President and             2000  275,000   120,351     20,000           7,365
Chief Financial Officer        1999  265,375        --         --          11,760

Russell N. Fairbanks, Jr...... 2001 $250,000  $126,633     20,000        $ 13,156
Vice President and             2000  225,962   109,410     55,000         155,585
General Counsel                1999       --        --         --              --

Timothy J. Gelvin............. 2001 $225,000  $101,627     20,000        $ 21,449
Vice President and             2000  127,212    95,209     20,000           9,319
General Manager, International 1999       --        --         --              --

--------
(1) Includes annual incentive amounts earned under the Corporation's Executive Compensation Plan and other special incentive bonuses.
(2) For the year ended December 31, 2001 consists of matching contributions to a 401(k) savings plan ($5,100 for Messrs. Nosbaum, Neilson, Remington, Fairbanks, and Gelvin, respectively), and matching contributions to a deferred compensation plan ($8,451 and $9,599 for Messrs. Remington and Gelvin, respectively). Also includes $980, $1,996, $8,056, and $6,750 of reimbursed medical and other expenses for Messrs. Nosbaum, Neilson, Fairbanks and Gelvin, respectively.

Option Grants

   The following table sets forth certain information regarding options granted during the year ended December 31, 2001 to the Corporation's executive officers for whom compensation is reported in this proxy statement.

                          Option Grants in 2001/(1)/

                                                                             Potential Realizable
                                                                            Value at Assumed Annual
                                                                             Rates of Stock Price
                                                                            Appreciation for Option
                                             Individual Grants                     Term (3)
                                 ------------------------------------------ -----------------------
                                            Percent of
                                              Total
                                             Options
                                 Number of  Granted to
                                   Shares   Employees
                                 Underlying  in Last   Exercise
                                  Options     Fiscal     Price   Expiration
       Name                       Granted    Year (2)  ($/Share)    Date      5%($)       10%($)
       ----                      ---------- ---------- --------- ----------  --------   ----------
LeRoy D. Nosbaum................  100,000      9.2%      $7.00    2/12/11   $440,226   $1,115,620
Robert D. Neilson...............   70,000      6.5%      $7.00    2/12/11   $308,158   $  780,934
David G. Remington..............   20,000      1.8%      $7.00    2/12/11   $ 88,045   $  223,124
Russell N. Fairbanks, Jr........   20,000      1.8%      $7.00    2/12/11   $ 88,045   $  223,124
Timothy J. Gelvin...............   20,000      1.8%      $7.00    2/12/11   $ 88,045   $  223,124

--------
(1) We did not grant any Stock Appreciation Rights in fiscal year 2001.
(2) We granted options to purchase 1,083,875 shares of common stock to our employees in 2001.
(3) Future value of current year grants assuming appreciation of 5% and 10% per year over the ten-year option period. The actual value realized may be greater than or less than the potential realizable values set forth in the table.

Option Exercises in 2001 and Year-End Option Values

   The following table provides information regarding options exercised in 2001 and options held as of December 31, 2001 by each of our executive officers for whom compensation is reported in this proxy statement.

      Aggregated 2001 Option Exercises and Fiscal Year-End Option Values

                                                   Total Number of        Value of Unexercised
                           Shares              Unexercised Options at     In-the-Money Options
                          Acquired                 Fiscal Year-End       at Fiscal Year-End (1)
                             On      Value    ------------------------- -------------------------
        Name              Exercise  Realized  Exercisable Unexercisable Exercisable Unexercisable
        ----              -------- ---------- ----------- ------------- ----------- -------------
LeRoy D. Nosbaum.........                       130,000      180,000    $2,346,966   $4,171,031
Robert D. Neilson........  72,167  $1,215,853    82,583      111,250    $1,011,163   $2,570,211
David G. Remington.......                       155,000       40,000    $2,507,278   $  894,031
Russell N. Fairbanks, Jr.                        17,917       57,083    $  421,945   $1,339,305
Timothy J. Gelvin........                         6,667       33,333    $  148,882   $  763,742

--------
(1) Calculated based on a price of $30.30 per share (the closing price of our common stock on December 31, 2001, as reported by the Nasdaq Stock Market), less the exercise price.

Change of Control Agreements

   We have entered into change of control agreements with our executive officers to provide compensation and benefits in the event of a change of control of Itron. Under these agreements, our executive officers have agreed to remain employed by Itron on an annual basis and are compensated by an annual salary and bonus as determined by the Compensation Committee of our Board of Directors. If we terminate the employment relationship other than for cause or if the executive officer terminates his or her employment for good reason within a specified period following a change of control, (the "Change of Control Period," which is three years for Mr. Nosbaum, Mr. Neilson, Mr. Remington and Mr. Fairbanks, two years for Mr. Gelvin and is two years or one year for other executive officers), the executive officer will receive any salary or bonus due to the executive officer, group insurance benefits and severance pay equal to the executive's annual base salary and bonus for the fiscal year in which the termination occurs, multiplied by the Change of Control Period. Severance amounts are partially offset if the executive officer realizes a benefit from the acceleration of stock options in connection with the change of control. The executive officer will also receive a bonus equal to his or her annual salary plus annual bonus if his or her employment continues for a full one-year period following a change of control.

Employment Agreements

   David G. Remington, our vice president and chief financial officer since February 1996, is party to an employment agreement with us. This agreement provides for an initial base salary of $250,000, which may be increased annually by our chief executive officer, subject to the approval of the Compensation Committee. The agreement also provides for annual incentive bonus payments to the extent they are earned in accordance with the Corporation's executive incentive compensation plan. Either party under certain conditions may terminate the agreement. If we terminate the agreement other than for cause, we are required to pay Mr. Remington an amount equal to his then-current annual base salary. Under the agreement, we granted Mr. Remington options to purchase 45,000 shares of our common stock at the fair market value of our common stock on the date of the grant. These options are now fully vested.

Compensation Committee Report on Executive Compensation

   The Compensation Committee of our Board of Directors (the "Committee") annually reviews and recommends to the full board the compensation levels for our executive officers. The Committee is comprised of board members who are not employees of Itron.

   The Committee's primary objective in establishing compensation opportunities for our executive officers is to support our goal of maximizing the value of our shareholders' interests in Itron. To achieve this objective, the Committee believes it is critical to:

  . Pay competitively to attract, retain and motivate a highly competent executive team;

  . Provide incentive opportunities that link corporate performance and executive pay and pay executives competitive levels of incentive compensation when corporate financial and other performance expectations are achieved; and

  . Align executives' financial interests with the creation of shareholder value by providing long-term incentives in the form of options to acquire common stock and performance-based restricted stock.

   The Committee makes recommendations to the board regarding our executive compensation plans, which promote the objectives detailed above. The Committee periodically engages outside consultants to determine approximate compensation levels among executives in comparable jobs in comparable high-tech companies. The Committee believes that our current compensation plans support our business mission and contribute to our financial success.

   Section 162(m) of the Internal Revenue Code limits the tax deduction available to public companies for compensation paid to individual executive officers to $1 million in any taxable year, unless certain performance, disclosure and shareholder approval requirements are met. Under Section 162(m), however, compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. When consistent with our compensation philosophy, the Committee intends to structure our compensation program so that compensation expense is deductible by Itron for tax purposes.

Base Salary

   The Committee annually reviews each executive officer's base salary. The factors that the Committee considers in making recommendations regarding base salary include levels of pay among executives in similar jobs within similar high-tech companies, level of responsibility, prior experience, breadth of knowledge, as well as Corporation performance and job performance. The Committee targets base salaries at the 50th percentile of the market and at approximately the 75th percentile for annual and long-term incentive compensation. The market is defined as similar high-tech companies, nationwide, the annual revenues of which are approximately $250 million and that have similar executive-level jobs, which the Committee believes is a highly competitive job market. These companies are not necessarily the same as the companies included in our peer reference group used in the performance graph. In general, for 2001, base salaries for the executive officers are near the 50th percentile of the market.

   With respect to the chief executive officer's compensation, the Committee increased Mr. Nosbaum's base salary to $400,000 on October 1, 2000 in light of the Corporation's significantly improved financial performance and progress toward long-term goals achieved under Mr. Nosbaum's stewardship. The Committee believes that it is important that Mr. Nosbaum's base salary be competitive with those of other chief executive officers with similar responsibilities and broad leadership experience in the market defined. The Committee recognizes and highly values Mr. Nosbaum's visionary leadership, breadth of knowledge, business and utility experience, and highly values his contributions to the Corporation since becoming CEO.

Executive Incentive Compensation Plan ("EIC Plan")

   The EIC Plan provides the opportunity for our executive officers to earn both annual and long-term incentives in addition to their base salaries. The Committee believes that having as much as or more than 50% of an executive officer's total compensation at risk fosters achievement of our short-term and long-term financial performance goals.

   Annual Incentives: Each year, the Compensation Committee establishes annual financial and other goals that relate to one or more indicators of corporate performance and targets amounts as a specified percentage of the executive officer's salary. For 2001, these percentages ranged from 42% to 80% of base salary. Incentive awards, which are made in cash, are paid to participating executives under the EIC Plan only when the established financial and other goals are achieved. For 2001, depending on the extent to which corporate goals were achieved, an executive officer was entitled to receive from zero to 200% of the targeted award. Targets are established for the chief executive officer in the same manner as for other officers. For 2001, the annual incentive award opportunity was contingent upon attaining established levels of net profit after tax along with other strategic goals. The average achievement level for all executive officers combined in 2001 was 124%. Annual incentive payments earned in 2001 were paid in February 2002 and are included in the Summary Compensation Table under the column entitled "Bonus."

   Long-Term Incentives: In 2001, our long-term incentives consisted of stock options. The number of stock options granted is determined by the recipient's position and amount of options currently held, and is intended to recognize different levels of responsibility. All options are granted with an option exercise price equal to the fair market value of our common stock on the date of grant. This closely links a significant portion of executive compensation to benefits produced for all shareholders. The Committee approved normal stock option grants for key employees, including executive officers, based on the above criteria during its regular meetings in 2001.

                          Michael B. Bracy, Chairman

                     Thomas S. Glanville   Mary Ann Peters

Audit/Finance Committee Report

   The Audit/Finance Committee is composed of independent directors as defined by Rule 4200(a)(14) of the National Association of Securities Dealers rules and acts under a written charter developed by the Committee in 2000. Management is responsible for the Corporation's internal controls and the financial reporting process. Deloitte & Touche LLP, the Corporation's independent auditors, is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

   In connection with the December 31, 2001 financial statements, the Audit/Finance Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1 and discussed with the auditors the auditor's independence. Based upon these reviews and discussions, the Audit/Finance Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Corporation's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

   Audit Fees: The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, responses to SEC comment letters related to certain of the Company's 1934 Act filings and for the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for that fiscal year were $432,300.

   Financial Information Systems Design and Implementation Fees: The aggregate fees billed by Deloitte & Touche for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001, were $113,400.

   All Other Fees: The aggregate fees billed by Deloitte & Touche for services rendered to the Corporation, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2001, were $281,100, including audit related services of approximately $81,000 and non-audit services of $200,100. Audit related services generally include fees for due diligence and related services on acquisitions, royalty audits, accounting consultations and work on SEC filings. The non-audit related services consist primarily of tax consulting.

   The Audit/Finance Committee has considered whether the non-audit services provided to the Corporation by Deloitte & Touche are compatible with maintaining the auditor's independence.

                           Jon E. Eliassen, Chairman

                      Ted C. DeMerritt  Graham M. Wilson

                               PERFORMANCE GRAPH

   The following graph compares the cumulative total return to shareholders on our common stock with the cumulative total return of the Nasdaq Stock Market U.S. Index and a peer group of companies.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG ITRON, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                               AND A PEER GROUP

                                    [CHART]

                ITRON, Inc.       NASDAQ Stock Market (U.S.)      Peer Group
12/96             100.00                   100.00                   100.00
12/97             101.41                   122.48                    96.07
12/98              40.49                   172.68                   108.06
12/99              34.51                   320.89                   251.35
12/00              20.42                   193.01                   111.96
12/01             170.70                   153.15                    84.54


* $100 invested on 12/31/96 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

   Companies in our peer group include publicly traded companies that had operating characteristics most comparable to us and that provide data collection, analysis and management solutions, consulting and communications services, and radio manufacturing.

   The above presentation assumes $100 invested on December 31, 1996 in the common stock of Itron, our peer group and, and the Nasdaq Stock Market U.S. Index, with all dividends reinvested. With respect to companies in our peer group, the returns of each such Corporation have been weighted to reflect relative stock market capitalization. The stock prices shown above for our common stock are historical and not necessarily indicative of future price performance.

   Our peer group includes the following companies: Badger Meter, EMS Technologies, ESCO Technologies, Interlogix, LCC International, Motorola, Symbol Technologies and Trimble Navigation, Ltd.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. SEC regulations require our officers, directors and greater-than-10% shareholders to provide us with copies of all
Section 16(a) forms they file.

   Based solely on our review of the copies of these forms we have received, or written representations from reporting persons that no such forms were required for those persons, we believe that during 2001 all of our officers, directors and greater-than-10% beneficial owners complied with all applicable filing requirements.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

   The following table provides information with respect to the beneficial ownership of our common stock as of February 28, 2002 by:

  .   each of our directors;
  . each of our executive officers for whom compensation is reported in this proxy statement;
  . each person that we know beneficially owns more than 5% of our common stock; and
  . all of our directors and executive officers as of February 28, 2002 as a group.

   The percentage ownership data is based on 16,344,662 shares of our common stock outstanding as of February 28, 2002. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

                                                                            Shares Beneficially Owned
                                                                            -------------------------
         Name                                                                  Number        Percent
         ----                                                                 ---------     -------
Directors and Executive Officers:
 LeRoy D. Nosbaum (1)......................................................   187,514         1.13%
 Robert D. Neilson (2).....................................................   171,671         1.04%
 David G. Remington (3)....................................................   175,719         1.06%
 Russell N. Fairbanks, Jr. (4).............................................    41,143            *
 Timothy J. Gelvin (5).....................................................    20,544            *
 Michael B. Bracy (6)......................................................    58,376            *
 Michael J. Chesser (7)....................................................    36,398            *
 Ted C. DeMerritt (8)......................................................    28,671            *
 Jon E. Eliassen (9).......................................................    34,376            *
 Thomas S. Glanville (10)..................................................    10,000            *
 Mary Ann Peters (11)......................................................     9,698            *
 S. Edward White (12)......................................................   269,852         1.64%
 Graham M. Wilson (13).....................................................    35,698            *

 All directors and executive officers as a group (22 persons) (14)......... 1,317,840         7.63%

Greater-than-5% Shareholders:

 Kopp Investment Advisors, Inc. (15)....................................... 2,601,300        15.92%
   7701 France Ave. So., Suite 500
   Edina, MN 55435

--------
*   Less than 1%.

1. Includes 176,429 shares issuable on exercise of outstanding options exercisable by Mr. Nosbaum within 60 days at a weighted average exercise price of $10.83 per share. Also includes 1,726 shares of common stock held for Mr. Nosbaum's individual account under our 401(k) employee savings plan.

2. Includes 112,583 shares issuable on exercise of outstanding options exercisable by Mr. Neilson within 60 days at a weighted average exercise price of $15.08 per share. Also includes 3,539 shares of common stock held for Mr. Neilson's individual account under our 401(k) employee savings plan, 39 shares held under our employee stock ownership plan, and 36,839 shares held by Mr. Neilson's wife.

3. Includes 165,000 shares issuable on exercise of outstanding options exercisable by Mr. Remington within 60 days at a weighted average exercise price of $13.68 per share. Also includes 4,219 shares of common stock issuable on conversion of $100,000 of Itron's convertible subordinated debentures owned by Mr. Remington.

4. Includes 40,834 shares issuable on exercise of outstanding options exercisable by Mr. Fairbanks within 60 days at a weighted average exercise price of $6.78 per share. Also includes 309 shares of common stock held for Mr. Fairbanks' individual account under our 401(k) employee savings plan.

5. Includes 18,334 shares issuable on exercise of outstanding options exercisable by Mr. Gelvin within 60 days at a weighted average exercise price of $7.70 per share.

6. Includes 35,000 shares issuable on exercise of outstanding options exercisable by Mr. Bracy within 60 days at a weighted average exercise price of $18.22 per share.

7. Includes 18,000 shares issuable on exercise of outstanding options exercisable by Mr. Chesser within 60 days at a weighted average exercise price of $8.87 per share.

8. Includes 26,000 shares issuable on exercise of outstanding options exercisable by Mr. DeMerritt within 60 days at a weighted average exercise price of $20.77 per share.

9. Includes 26,000 shares issuable on exercise of outstanding options exercisable by Mr. Eliassen within 60 days at a weighted average exercise price of $21.44 per share. Excludes 61,788 shares held by Avista Corporation, as to which Mr. Eliassen disclaims beneficial ownership. Mr. Eliassen is an officer of Avista.

10. Includes 10,000 shares issuable on exercise of outstanding options exercisable by Mr. Glanville within 60 days at a weighted average exercise price of $13.62 per share. Effective upon exercise of this option, Reliant Energy Ventures, Inc. will have investment and voting power with respect to the shares subject to the option. Excludes 303,846 shares held by Reliant Energy Ventures, Inc., as to which Mr. Glanville disclaims beneficial ownership. Mr. Glanville is an officer of Reliant Energy Ventures.

11. Includes 9,000 shares issuable on exercise of outstanding options exercisable by Ms. Peters within 60 days at a weighted average exercise price of $32.11 per share.

12. Includes 90,500 shares issuable on exercise of outstanding options exercisable by Mr. White within 60 days at a weighted average exercise price of $9.95 per share. Also includes 1,152 shares of common stock held for Mr. White's individual account under our 401(k) employee savings plan.

13. Includes 35,000 shares issuable on exercise of outstanding options exercisable by Mr. Wilson within 60 days at a weighted average exercise price of $18.22 per share. Excludes 422,018 shares held by Centra Gas Inc., as to which Mr. Wilson disclaims beneficial ownership. Mr. Wilson is a director of Centra Gas.

14. Includes 925,459 shares issuable on exercise of outstanding options that are held by all directors and executive officers and are exercisable within 60 days. Also includes 20,317 shares of common stock held for such officers' individual accounts under our 401(k) employee savings plan, 61 shares held for such officers' individual accounts under our employee stock ownership plan, and 4,219 shares of common stock issuable on conversion of $100,000 of Itron's convertible subordinated debentures.

15. Information is based on a Schedule 13G filed with the SEC on January 22, 2002 by Kopp Investment Advisors, Inc. and LeRoy Kopp. This filing indicates that Kopp Investment Advisors, Inc. has shared investment discretion over 1,554,300 of these shares, sole investment discretion over 820,000 of these shares, and sole voting power over 1,179,900 of these shares. In addition, the filing indicates that Mr. Kopp has sole investment and voting power over 227,000 of these shares.

                          RELATED-PARTY TRANSACTIONS

   In July 1995, we purchased our principal office and manufacturing facilities in Spokane, Washington, from Pentzer Development Corporation, a subsidiary of Avista Corporation, for $8 million. A member of our Board of Directors is an officer of Avista Corporation. In connection with the purchase, we borrowed $5.6 million from Avista under a long-term note agreement requiring monthly payments of principal and interest, at a rate of 9% per annum through August 2015. In January 2002, we paid $4.9 million, which represents a $200,000 discount, to Avista to fully satisfy our mortgage note.

   In March 2001, Itron loaned $750,000 to its chairman of the board, S. Edward White, to facilitate Mr. White's continued ownership of our common stock. In connection with the loan, Mr. White executed a promissory note in favor of Itron in the amount of $750,000, and secured the note by a pledge of 300,000 of Mr. White's shares of Itron common stock. The balance of the secured promissory note, including principal and interest, was paid in full by the end of 2001.

   Rob Neilson's wife was employed by us during the fiscal year 2001 at an annual salary of $190,000.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

   A copy of our 2001 Annual Report to Shareholders and our Form 10-K, which includes our financial statements, accompanies this proxy statement.

                             SHAREHOLDER PROPOSALS

   Under the SEC's proxy rules, shareholder proposals that meet specified conditions may be included in our proxy statement and proxy for the 2003 annual meeting. Under Rules 14a-5(e) and 14a-7(e), shareholders that intend to present a proposal at our 2003 annual meeting must give us notice of the proposal not later than December 17, 2002 for the proposal to be considered for inclusion in our proxy materials for that meeting. In addition, shareholders desiring to bring proposals before the annual meeting that will not be included in the proxy materials must do so in accordance with the advance notice provisions and other applicable requirements set forth in our bylaws. Our bylaws provide, among other things, that notice of the proposed business must be received by Itron at least 90 days and not more than 120 days prior to the anniversary date of the prior year's annual meeting. Accordingly, shareholders who intend to present proposals at the 2003 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose no later than February 23, 2003 and no sooner than January 24, 2003, assuming the annual meeting is held on May 24, 2003. However, our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal's inclusion in our proxy materials or presentation at the 2003 annual meeting, because there are other requirements in the proxy rules. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC's proxy rules, state law and our bylaws.

   Shareholder proposals should be directed to our Corporate Secretary, Itron, Inc., P.O. Box 15288, Spokane, Washington 99215-5288.

                             INDEPENDENT AUDITORS

   Deloitte & Touche LLP has audited our books and records for the fiscal years ended December 31, 2001, 2000 and 1999. We anticipate that representatives of Deloitte & Touche LLP will be present at the annual meeting. The representatives will have the opportunity to make a statement, if they so desire, and are expected to be available to respond to appropriate questions from shareholders.

                                OTHER BUSINESS

   We do not intend to present any business at the annual meeting other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, and we have no present knowledge that any other person intends to present business at the meeting. If other matters requiring the vote of the shareholders properly come before the annual meeting or if there is any adjournment or postponement of the meeting, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to those matters.

                                                                     Appendix A

                                  ITRON, INC.

                             AMENDED AND RESTATED
                           2000 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE

   The purpose of the Itron, Inc. Amended and Restated 2000 Stock Incentive Plan (the "Plan") is to enhance the long-term shareholder value of Itron, Inc., a Washington corporation (the "Company"), by offering opportunities to selected persons to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Related Corporations (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2.  DEFINITIONS

   For purposes of the Plan, the following terms shall be defined as set forth below:

   "Award" means any Option or Stock Award.

   "Board" means the Board of Directors of the Company.

   "Cause," unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or a Related Corporation in connection with an Award, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   "Common Stock" means the common stock, no par value per share, of the Company.

   "Corporate Transaction" has the meaning set forth in Section 12.3.1.

   "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Corporation and to be engaged in any substantial gainful activity.

   "Effective Date" has the meaning set forth in Section 15.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq Stock Market, the closing sales price for the Common Stock as reported by the Nasdaq Stock Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

   "Grant Date" means the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

   "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

   "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

   "Option" means the right to purchase Common Stock granted under Section 7.

   "Option Term" has the meaning set forth in Section 7.3.

   "Parent," except as otherwise provided in Section 8.8 in connection with Incentive Stock Options, means any entity, whether now or hereafter existing, that directly or indirectly controls the Company.

   "Participant" means the person to whom an Award is granted.

   "Plan Administrator" has the meaning set forth in Section 3.1.

   "Related Corporation" means any Parent or Subsidiary of the Company.

   "Related Party Transaction" has the meaning set forth in Section 12.3.1.

   "Retirement," unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan, means retirement on or after the individual's normal retirement date under the Company's 401(k) plan or other similar successor plan applicable to salaried employees.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Stock Award" means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

   "Subsidiary," except as otherwise provided in Section 8.8 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company.

   "Successor Corporation" has the meaning set forth in Section 12.3.2.

   "Termination Date" has the meaning set forth in Section 7.6.

   "Vesting Base Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which an Option begins to vest for purposes of Section 7.4.

SECTION 3.   ADMINISTRATION

3.1  Plan Administrator

   The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (a "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Board.

3.2   Administration and Interpretation by Plan Administrator

   Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate ministerial duties to such of the Company's officers as it so determines. The Plan Administrator, for purposes of determining the effect on an Award of a Company-approved leave of absence or a Participant's working less than full time, shall be the chief executive officer of the Company or his designee.

SECTION 4.  STOCK SUBJECT TO THE PLAN

4.1  Authorized Number of Shares

   Subject to adjustment from time to time as provided in Section 12.1, the number of shares of Common Stock that shall be available for issuance under the Plan shall be 4,025,000. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.2  Limitations

      (a) Subject to adjustment from time to time as provided in Section 12.1, not more than an aggregate of 400,000 shares shall be available for issuance pursuant to grants of Stock Awards under the Plan. The limitation in this
   Section 4.2(a) refers only to a Stock Award, which means an award of shares of Common Stock or units denominated in Common Stock granted under Section 9 of the Plan. This Section 4.2(a) is not intended as a limit on the number of Options that may be granted under the Plan.

      (b) Subject to adjustment from time to time as provided in Section 12.1, not more than 300,000 shares of Common Stock may be made subject to Awards under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 600,000 shares to newly hired individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.3  Reuse of Shares

   Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in vested and nonforfeitable shares) shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of
Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5.  ELIGIBILITY

   Awards may be granted under the Plan to those officers, directors and employees of the Company and its Related Corporations as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such Participants render bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6.  AWARDS

6.1  Form and Grant of Awards

   The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

6.2  Settlement of Awards

   The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

6.3  Acquired Company Awards

   Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

SECTION 7.  AWARDS OF OPTIONS

7.1  Grant of Options

   The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2  Option Exercise Price

   The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options. For Incentive Stock Options granted to a more than 10% shareholder, the Option exercise price shall be as specified in Section 8.2.

7.3  Term of Options

   The term of each Option (the "Option Term") shall be as established by the Plan Administrator or, if not so established, shall be ten years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Sections 8.2 and 8.4.

7.4  Exercise of Options

   The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

               Period of Participant's
                Continuous Employment
                 or Service With the
               Company or Its Related    Percent of Total Option
                Corporations From the      That Is Vested and
                  Vesting Base Date            Exercisable
                  -----------------     -------------------------
                    After 1 year                   25%
                    After 2 years                  50%
                    After 3 years                  75%
                    After 4 years                 100%

   The Plan Administrator may adjust the vesting schedule of an Option held by a Participant who works less than "full-time" as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

   To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5  Payment of Exercise Price

   The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of

      (a) cash or check;

      (b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

      (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

      (d) such other consideration as the Plan Administrator may permit.

   In addition, to assist a Participant (including a Participant who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the payment by a Participant of a promissory note or (ii) the guarantee by the

Company of a loan obtained by the Participant from a third party; provided, however, that any such note or loan must be full-recourse to the extent necessary to avoid charges to the Company's earnings for financial reporting purposes. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.

7.6  Post-Termination Exercises

   The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Related Corporations, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

      (a) Any portion of an Option that is not vested and exercisable on the date of termination of the Participant's employment or service relationship (the "Termination Date") shall expire on such date.

      (b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of:

          (i) the last day of the Option Term;

          (ii) if the Participant's Termination Date occurs for reasons other than Cause, Retirement, Death or Disability, the three-month anniversary of such Termination Date; and

          (iii) if the Participant's Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination Date.

   Notwithstanding the foregoing, if the Participant dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

   Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, the Option shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option likewise shall be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant's Termination Date, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

   A Participant's transfer of employment or service relationship between or among the Company and its Related Corporations, or a change in status from an employee to a consultant, agent, advisor or independent contractor or vice versa, shall not be considered a termination of employment or service relationship for purposes of this Section 7. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

   To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1  Dollar Limitation

   To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2  More Than 10% Stockholders

   If an individual owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.3  Eligible Employees

   Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.4  Term

   Subject to Section 8.2, the Option Term shall not exceed ten years.

8.5  Exercisability

   An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date for reasons other than death or Disability, (b) more than one year after the Termination Date by reason of Disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.6  Taxation of Incentive Stock Options

   In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7  Promissory Notes

   The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

8.8  Code Definitions

   For purposes of this Section 8, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

SECTION 9.  STOCK AWARDS

9.1  Grant of Stock Awards

   The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit-related return ratios, cash flow or total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

9.2  Issuance of Shares

   Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3  Waiver of Restrictions

   Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

SECTION 10.  WITHHOLDING

   The Company may require the Participant to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash,
(b) by electing to have the Company withhold shares of Common Stock (up to the minimum required federal tax withholding rate) or (c) by transferring to the Company shares of Common Stock (already owned by the Participant for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation.

SECTION 11.  ASSIGNABILITY

   Awards granted under the Plan and any interest therein may not be assigned, pledged or transferred by the Participant and may not be made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates a beneficiary on a Company-approved form who may exercise the Award or receive payment under the Award after the

Participant's death. During a Participant's lifetime, Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment or transfer; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 12.  ADJUSTMENTS

12.1  Adjustment of Shares

   In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1 and the maximum number and kind of securities that may be made subject to Stock Awards and to Awards to any individual as set forth in Section 4.2, (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor, and (iii) and the number and kind of securities automatically granted pursuant to a formula program established under the Plan. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Section 12.1 but shall be governed by Sections 12.2 and 12.3, respectively.

12.2  Dissolution or Liquidation

   In the event of the proposed dissolution or liquidation of the Company, the Plan Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Plan Administrator in its discretion may permit a Participant to exercise an Option until ten days prior to such transaction with respect to all vested and exercisable shares of Common Stock covered thereby and with respect to such number of unvested shares as the Plan Administrator shall determine. In addition, the Plan Administrator may provide that any forfeiture provision or Company repurchase option applicable to any Award shall lapse as to such number of shares as the Plan Administrator shall determine, contingent upon the occurrence of the proposed dissolution or liquidation at the time and in the manner contemplated. To the extent an Option has not been previously exercised, the Option shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to a Stock Award has not been waived by the Plan Administrator, the Stock Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

12.3  Corporate Transaction

   12.3.1  Definitions

   "Corporate Transaction" means any of the following events:

      (a) Consummation of any merger or consolidation of the Company with or into another corporation;

      (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or substantially all the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as defined in Section 8.8) of the Company; or

      (c) Acquisition by a person, within the meaning of Section 3(a)(9) or of
   Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record). Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

   "Related Party Transaction" means (i) a merger of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the surviving corporation or parent thereof immediately after the merger, (ii) a mere reincorporation of the Company or (iii) a transaction undertaken for the sole purpose of creating a holding company.

   12.3.2  Options

   In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing the Award or in written employment services agreement between a Participant and the Company or a Related Corporation in connection with an Award, each outstanding Option shall be assumed, continued or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable, (the "Successor Corporation"). If the Corporate Transaction is not a Related Party Transaction, upon consummation of the Corporate Transaction the assumed or substituted options shall automatically become fully vested and exercisable whether or not the vesting requirements set forth in the applicable option agreement have been satisfied. If the Corporate Transaction is a Related Party Transaction, the vesting schedule set forth in the instrument evidencing the Option shall continue to apply to the assumed or substituted options.

   In the event that the Successor Corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the shares of Common Stock subject thereto, including shares as to which the Option would not otherwise be vested or exercisable. If an Option will become fully vested and exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Plan Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a specified time period after the date of such notice, and the Option shall terminate upon the expiration of such period, in each case conditioned on the consummation of the Corporate Transaction. For the purposes of this Section 12.3, the Option shall be considered assumed if, following the Corporate Transaction, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option, immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction. All Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

   12.3.3  Stock Awards

   In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing the Award or in a written employment or services agreement between a Participant and the Company or a Related Corporation in connection with an Award, the vesting of Shares subject to Stock Awards shall accelerate, and the forfeiture provisions to which such Shares are subject shall lapse, if and to the same extent that the vesting and exercisability of outstanding Options accelerate in connection with the Corporate Transaction. If unvested

Options are to be assumed, continued or substituted by a Successor Corporation without acceleration upon the occurrence of a Corporate Transaction, the forfeiture provisions to which such shares are subject will continue with respect to shares of the Successor Corporation that may be issued in exchange for such Shares.

12.4  Further Adjustment of Awards

   Subject to Sections 12.2 and 12.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

12.5  Limitations

   The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

12.6  Fractional Shares

   In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 13.  AMENDMENT AND TERMINATION OF PLAN

13.1  Amendment of Plan

   The Plan may be amended only by the Board in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with
Section 422 of the Code or any applicable law or regulation, shareholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

13.2  Suspension or Termination of Plan

   The Board may suspend or terminate the Plan at any time. The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of (a) the Plan's adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

13.3  Consent of Participant

   The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, impair or diminish any rights or obligations under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding

Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 12 shall not be subject to these restrictions.

SECTION 14.  GENERAL

14.1  Evidence of Awards

   Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

14.2  No Individual Rights

   Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Corporation or limit in any way the right of the Company or any Related Corporation to terminate a Participant's employment or other relationship at any time, with or without Cause.

14.3  Registration

   Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

   The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

   To the extent that the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.4  No Rights as a Shareholder

   No Option or Stock Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

14.5  Compliance With Laws and Regulations

   Notwithstanding anything in the Plan to the contrary, the Plan
Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

14.6  Participants in Foreign Countries

   The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Corporations may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

14.7  No Trust or Fund

   The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

14.8  Severability

   If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.9  Choice of Law

   The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of laws.

SECTION 15.  EFFECTIVE DATE

   The Effective Date is the date on which the Plan is adopted by the Board, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption.

             PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS SUMMARY PAGE

                                             Section/Effect of     Date of Shareholder
Date of Board Action        Action               Amendment              Approval
-------------------- --------------------- ----------------------  -------------------

 March 7, 2000       Initial Plan Adoption                            June 28, 2000

 December 12, 2001   Plan amended and      Section 4.1 -
                     restated in its       Authorized shares
                     entirety              increased from
                                           1,825,000 shares to
                                           4,025,000 shares
                                           (including 25,000 share
                                           roll-in from the 1989
                                           Stock Option Plan)

                                                                     Appendix B

                                  ITRON, INC.
                       2002 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  PURPOSE

   The purposes of the Itron, Inc. 2002 Employee Stock Purchase Plan (the "Plan") are to (a) assist employees of Itron, Inc., a Washington corporation (the "Company"), and its parent and subsidiary corporations in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) help employees provide for their future security and to encourage them to remain in the employment of the Company and its subsidiary corporations.

SECTION 2.  DEFINITIONS

   For purposes of the Plan, the following terms shall be defined as set forth below.

   "Additional Shares" has the meaning set forth in Section 8.2.

   "Board" means the Board of Directors of the Company.

   "Change Notice Date" has the meaning set forth in Section 11.1.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Company" means Itron, Inc., a Washington corporation.

   "Company Transaction" means any of the following events:

      (a) Consummation of any merger or consolidation of the Company with or into another corporation;

      (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets other than a transfer of the Company's assets to a majority-owned Subsidiary Corporation; or

      (c) Acquisition by a person, within the meaning of Section 3(a)(9) or of
   Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record). Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

   "Designated Corporation" has the meaning set forth under the definition of "Eligible Employee" in this Section 2.

   "Eligible Compensation" means all regular cash compensation, including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacations, sick leave or any other special payments.

   "Eligible Employee" means any employee of the Company (or any Parent Corporation or Subsidiary Corporation designated by the Plan Administrator (a "Designated Corporation")) who is in the employ of the Company (or any such Designated Corporation) on one or more Offering Dates and who meets the following criteria:

      (a) the employee does not, immediately after the Option is granted, own stock (as defined by Code Sections 423(b)(3) and 424(d)) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent or Subsidiary Corporation;

      (b) the employee's customary employment is for 20 hours or more per week or any lesser number of hours established by the Plan Administrator for a future Offering; and

      (c) the employee's customary employment is for more than five months in any calendar year or any lesser number of months established by the Plan Administrator for a future Offering.

   If the Company permits any employee of a Designated Corporation to participate in the Plan, then all employees of that Designated Corporation who meet the requirements of this paragraph shall also be considered Eligible Employees.

   "ESPP Broker" has the meaning set forth in Section 10.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Fair Market Value" shall be as established in good faith by the Plan Administrator or, if the Stock is listed on the Nasdaq Stock Market (or any national stock exchange (an "exchange") on which the Stock is at the time listed or admitted to trading), Fair Market Value shall mean the closing price of the Stock on the Offering Date or on the Purchase Date, as applicable. If no sales of the Stock were made on the Nasdaq Stock Market (or an exchange) on the applicable date, Fair Market Value shall mean the closing price of a share of the Stock as reported for the next preceding day on which sales of the Stock were made on the Nasdaq Stock Market (or an exchange).

   "Offering" has the meaning set forth in Section 5.1.

   "Offering Date" means the first day of an Offering.

   "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

   "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   "Participant" means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 6.1 and who has not withdrawn from the Plan or whose participation in the Plan is not terminated.

   "Plan" means the Itron, Inc. 2002 Employee Stock Purchase Plan.

   "Plan Administrator" means any committee of the Board designated to administer the Plan under Section 3.1.

   "Purchase Date" means the last day of each Purchase Period.

   "Purchase Period" has the meaning set forth in Section 5.2.

   "Purchase Price" has the meaning set forth in Section 8.

   "Stock" means the common stock, no par value, of the Company.

   "Subscription Date" means the last regular business day prior to an Offering Date.

   "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   "Successor Corporation" has the meaning set forth in Section 21.3.

SECTION 3.  ADMINISTRATION

3.1  Plan Administrator

   The Plan shall be administered by the Compensation Committee of the Board, except to the extent that the Board appoints another committee or committees (which term includes subcommittees) consisting of one or more members of the Board to administer the Plan. Committee members shall serve for such terms as the Board may determine, subject to removal by the Board at any time.

3.2  Administration and Interpretation by the Plan Administrator

   Subject to the provisions of the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Code Section 423(b)(5). The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers or employees as it so determines.

SECTION 4.  STOCK SUBJECT TO PLAN

   Subject to adjustment from time to time as provided in Section 21, the maximum number of shares of Stock that shall be available for issuance under the Plan shall be:

      (a) 70,000 shares, plus

      (b) an annual increase to be added as of the first day of the Company's fiscal year beginning in 2003 equal to the least of (i) 50,000 shares or
   (ii) .5% of the outstanding shares of Stock of the Company as of the end of the Company's immediately preceding fiscal year on a fully diluted basis (assuming exercise of all outstanding options and warrants and conversion of all outstanding convertible preferred stock) and (iii) a lesser amount determined by the Board; provided, however, that any shares from any increases in previous years that are not actually issued shall continue to be available for issuance under the Plan.

   Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

SECTION 5.  OFFERING DATES

5.1  Offerings

   Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings (each, an "Offering"). Offerings shall commence on January 1, April 1, July 1 and October 1 of each year and end on the next March 31, June 30, September 31 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Plan Administrator may establish (a) a different term for one or more future Offerings and (b) different commencing and ending dates for such Offerings; provided, however, that an Offering may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the Fair Market Value of the Stock on the Purchase Date, the Offering may not exceed 27 months. In the event the first or the last day of an Offering is not a regular business day, then the first day of the Offering shall be deemed to be the next regular business day and the last day of the Offering shall be deemed to be the last preceding regular business day.

5.2  Purchase Periods

   Each Offering shall consist of one Purchase Period (a "Purchase Period"). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. Purchase Periods shall commence on January 1, April 1, July 1 and October 1 of each year and shall end on the next March 31, June 30, September 30 and December 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Plan Administrator may establish (a) a different term for one or more future Purchase Periods and (b) different commencing dates and Purchase Dates for any such Purchase Period. In the event the first or last day of a Purchase Period is not a regular business day, then the first day of the Purchase Period shall be deemed to be the next regular business day and the last day of the Purchase Period shall be deemed to be the last preceding regular business day.

SECTION 6.  PARTICIPATION IN THE PLAN

6.1  Initial Participation

   An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office not later than the last business day before such Offering Date (the "Subscription Date") a subscription agreement indicating the Eligible Employee's election to participate in the Plan and authorizing payroll deductions. An Eligible Employee who does not deliver a subscription agreement to the Company's payroll office on or before the Subscription Date shall not participate in the Plan for that Offering or for any subsequent Offering, unless such Eligible Employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering. The Plan Administrator may, from time to time, change the Subscription Date as deemed advisable by the Plan Administrator in its sole discretion for the proper administration of the Plan.

   An employee who becomes eligible to participate in the Plan after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

6.2  Continued Participation

   A Participant shall automatically participate in the next Offering until such time as such Participant withdraws from the Plan pursuant to Section 11.3 or terminates employment as provided in Section 13. If a Participant withdraws from an Offering pursuant to Section 11.2, the Participant is not required to file any additional subscription agreements for the next subsequent Offering in order to continue participation in the Plan, and the terms of a Participant's most recently filed subscription agreement shall govern the terms of such Participant's participation in the next Offering, unless the Participant indicates otherwise pursuant to Section 11.

If a Participant is automatically withdrawn from an Offering at the end of a Purchase Period pursuant to Section 12, then the Participant shall automatically participate in the Offering commencing on the next regular business day.

SECTION 7.  LIMITATIONS ON RIGHT TO PURCHASE SHARES

7.1  $25,000 Limitation

   No Participant shall be entitled to purchase Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, a Parent Corporation or a Subsidiary Corporation) at a rate that exceeds $25,000 in Fair Market Value, determined as of the Offering Date for each Offering (or such other limit as may be imposed by the Code), for each calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 7.1).

7.2  Number of Shares Purchased

   No Participant shall be entitled to purchase more than 250 shares of Stock (or such other number as the Plan Administrator shall specify for a future Offering) under the Plan in any Purchase Period.

7.3  Pro Rata Allocation

   In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable. Fractional shares may be issued under the Plan only to the extent permitted by the Board or the Plan Administrator.

SECTION 8.  PURCHASE PRICE

8.1  General Rules

   The purchase price (the "Purchase Price") at which Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan shall be 85% of the lesser of (a) the Fair Market Value of the Stock on the Offering Date of such Offering and (b) the Fair Market Value of the Stock on the Purchase Date. Notwithstanding the foregoing, the Plan Administrator may establish a different Purchase Price for any Offering, which shall not be less than the Purchase Price set forth in the preceding sentence.

8.2  Change in Purchase Price

   Notwithstanding the foregoing, if an increase in the number of shares authorized for issuance under the Plan (other than an annual increase pursuant to Section 4) is approved and all or a portion of such additional shares are to be issued during one or more Offerings that are underway at the time of shareholder approval of such increase (the "Additional Shares"), then, if as of the date of such shareholder approval, the Fair Market Value of a share of Stock is higher than the Fair Market Value on the Offering Date for any such Offering, the Purchase Price for the Additional Shares shall be 85% of the lesser of (i) the Stock's Fair Market Value on the date of such shareholder approval and (ii) the Fair Market Value of the Stock on the Purchase Date.

SECTION 9.  PAYMENT OF PURCHASE PRICE

9.1  General Rules

   Subject to Section 9.11, Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant's Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant's Eligible Compensation during each pay period shall be determined by the Participant's subscription agreement.

9.2  Amount Withheld

   The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be a fixed dollar amount or percentage of the Participant's Eligible Compensation, such amount to be, in either case, at least 1% of the Participant's Eligible Compensation for such pay period and not more than 10% of the Participant's Eligible Compensation for such pay period (or such other percentages as the Plan Administrator may establish for future Offerings). Amounts shall be withheld in whole dollars or percentages only, as applicable.

9.3  Payroll Deductions

   Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering unless sooner altered or terminated as provided in the Plan.

9.4  Memorandum Accounts

   Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant's compensation shall be credited to such account, but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

9.5  No Interest

   Interest shall not be paid on sums withheld from a Participant's compensation.

9.6  Acquisition of Stock

   Subject to Section 7, on each Purchase Date of an Offering, each Participant shall automatically acquire, pursuant to the exercise of the Participant's Option, the number of whole shares of Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, that in no event shall the number of shares of Stock purchased by the Participant exceed the number of shares of Stock subject to the Participant's Option. Fractional shares may be issued under the Plan only to the extent permitted by the Board or the Plan Administrator.

9.7  Refund of Excess Amounts

   Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practical after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, and the Board or the Plan Administrator has determined that fractional shares may not be issued, the Plan Administrator may establish procedures whereby such cash is maintained in the Participant's account and applied to the purchase of Stock in the subsequent Purchase Period or Offering. If the Participant does not participate in the next Purchase Period, such remaining cash balance shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest.

9.8  Withholding Obligations

   At the time the Option is exercised, in whole or in part, or at the time some or all of the Stock is disposed of, the Participant shall make adequate provision for local, federal, state and foreign withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Stock. The Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

9.9  Termination of Participation

   No Stock shall be purchased on behalf of a Participant on a Purchase Date whose participation in a current Offering or the Plan has terminated on or before such Purchase Date.

9.10  Procedural Matters

   The Plan Administrator may, from time to time, establish (a) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (b) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, and (d) such other limitations or procedures as deemed advisable by the Plan Administrator in the Plan Administrator's sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

9.11  Leaves of Absence

   During leaves of absence approved by the Company and meeting the requirements of Treasury Regulations Section 1.421-7(h)(2), a Participant may continue participation in the Plan by delivering cash payments to the Company's payroll office on the Participant's normal paydays equal to the amount of his or her payroll deductions under the Plan had the Participant not taken a leave of absence. Currently, the Treasury Regulations provide that a Participant may continue participation in the Plan only during the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by statute or contract.

SECTION 10.  EVIDENCE OF STOCK OWNERSHIP

   Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account established in the Participant's name at a stock brokerage or other financial services firm designated or approved by the Plan Administrator (the "ESPP Broker"). A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Stock must remain in the Participant's account at the ESPP Broker until the holding periods set forth in Code Section 423(a) has been satisfied. With respect to shares of Stock for which the Code Section 423(a) holding periods have been satisfied, the Participant may move those shares of Stock to another brokerage account of the Participant's choosing or request that a stock certificate be issued and delivered to him or her. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code
Section 423(a) holding periods.

SECTION 11.  CHANGES IN WITHHOLDING AMOUNTS AND VOLUNTARY WITHDRAWAL

11.1  Changes in Withholding Amounts

      (a) Unless the Plan Administrator establishes otherwise for a future Offering, during an Offering, a Participant may elect to decrease the amount withheld from his or her Eligible Compensation by filing an amended subscription agreement with the Company's payroll office on or before the seventh day prior to the end of the pay period for which such election is to be effective (the "Change Notice Date"); provided, however, that the Plan Administrator may change such Change Notice Date from time to time. An amended subscription agreement shall remain in effect until the Participant changes such agreement in accordance with the terms of the Plan.

      (b) Unless the Plan Administrator establishes otherwise for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Offerings by completing and filing an amended subscription agreement with the Company's payroll office by such Change Notice Date established by the Plan Administrator. An amended subscription agreement shall remain in effect until the Participant changes such agreement in accordance with the terms of the Plan.

      (c) Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423 and Section 7.2, a Participant's payroll deductions shall be decreased to 0% during any Purchase Period if the aggregate of all payroll deductions accumulated with respect to one or more Purchase Periods ending within the same calendar year exceeds $25,000 of Fair Market Value of the Stock determined as of the first day of an Offering ($21,250 to the extent the Purchase Price may be 85% of the Fair Market Value of the Stock on the Offering Date of the Offering). Payroll deductions shall re-commence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless the Participant terminates participation in an Offering or the Plan as provided in Section 11.2 or Section 11.3 or indicates otherwise in an amended subscription agreement. Also notwithstanding the foregoing, a Participant's payroll deductions shall be decreased to 0% at such time that the aggregate of all payroll deductions accumulated with respect to a Purchase Period exceeds the amount necessary to purchase 250 shares of Stock in such Purchase Period (or such other number as the Board or Committee shall specify for a future Offering). Payroll deductions shall re-commence at the rate provided in such Participant's subscription agreement at the beginning of the next Purchase Period, provided the Participant continues to participate in the Plan and such participation complies with Section 7.2.

11.2  Withdrawal From an Offering

   A Participant may withdraw from an Offering by completing and delivering to the Company's payroll office a written notice of withdrawal on a form provided by the Plan Administrator for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering; provided, however, that if a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in the earlier Purchase Periods. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. A Participant is prohibited from again participating in the same Offering at any time upon withdrawal from such Offering. The Company may, from time to time, impose a requirement that the notice of withdrawal be on file with the Company's payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

11.3  Withdrawal From the Plan

   A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Plan Administrator for such purpose and delivering such notice to the Company's payroll office. In the event a Participant voluntarily elects to withdraw from the Plan, the withdrawing Participant may not resume participation in the Plan during the same Offering, but may participate in any subsequent Offering under the Plan by again satisfying the definition of Participant. The Company may, from time to time impose a requirement that the notice of withdrawal be on file with the Company's payroll office for a reasonable period prior to the effectiveness of the Participant's withdrawal.

11.4  Return of Payroll Deductions

   Upon withdrawal from an Offering pursuant to Section 11.2 or from the Plan pursuant to Section 11.3, the withdrawing Participant's accumulated payroll deductions that have not been applied to the purchase of Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

SECTION 12.  AUTOMATIC WITHDRAWAL FROM AN OFFERING

   If the Fair Market Value of the Stock on a Purchase Date of an Offering (other than the final Purchase Date of such Offering) is less than the Fair Market Value of the shares on the Offering Date for such Offering and the Plan Administrator has established that the Purchase Price for the Offering may be the lesser of the Fair Market

Value (or a percentage thereof) of the Stock on the Offering Date and the Fair Market Value of the Stock on the Purchase Date, then every Participant shall automatically (a) be withdrawn from such Offering at the close of such Purchase Date and (b) after the acquisition of Stock for such Purchase Period, be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period.

SECTION 13.  TERMINATION OF EMPLOYMENT

   Termination of a Participant's employment with the Company for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant's participation in the Plan. In such event, the payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant's death, to the Participant's legal representative, and all the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 13.

SECTION 14.  RESTRICTIONS UPON ASSIGNMENT

14.1  Transferability

   An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. The Plan Administrator will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant, other than by will or the laws of descent and distribution, of the Participant's interest in the Plan, of his or her Option or of any rights under his or her Option.

14.2  Beneficiary Designation

   A Participant may designate on a Company-approved form a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event the Participant dies after the Purchase Date for an Offering but prior to delivery to such Participant of such shares and cash. In addition, a Participant may designate on a Company-approved form a beneficiary who is to receive any cash from the Participant's account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant at any time by written notice to the Company.

SECTION 15.  NO RIGHTS OF SHAREHOLDER UNTIL SHARES ISSUED

   With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a shareholder of the Company, and he or she shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, the shares have been issued following exercise of the Participant's Option.

SECTION 16.  LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN

   The Plan is intended to provide Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Stock purchased under the Plan at any time he or she chooses subject to compliance with Company policies and any applicable federal and state securities laws. A Participant assumes the risk of any market fluctuations in the price of the Stock.

SECTION 17.  AMENDMENT OF THE PLAN

   The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Code Section 423 or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation; and provided further, no amendment to the Plan shall make any change in any Option previously granted which adversely affects the rights of any Participant.

SECTION 18.  SUSPENSION OR TERMINATION OF THE PLAN

   The Board may suspend or terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate on, and no Options shall be granted after May 24, 2012. No Options shall be granted during any period of suspension of the Plan. Except as provided in
Section 21, no such termination of the Plan may affect Options previously granted; provided, however, that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges as a result of a change in the generally accepted accounting rules applicable to the Plan.

SECTION 19.  NO RIGHTS AS AN EMPLOYEE

   Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent Corporation or Subsidiary Corporation or to affect the right of the Company and the Parent Corporations and Subsidiary Corporations to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

SECTION 20.  EFFECT UPON OTHER PLANS

   The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent Corporation or Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to
(a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 21.  ADJUSTMENTS

21.1  Adjustment of Shares

   In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Stock subject to the Plan as set forth in Section 4, (ii) the maximum number and kind of securities that are subject to any outstanding Option and the per share price of such securities and (iii) the maximum number and kind of shares of Stock that may be purchased by a Participant in a Purchase Period. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution, liquidation or Company Transaction shall not be governed by this
Section 21.1 but shall be governed by Sections 21.2 and 21.3, respectively.

21.2  Dissolution or Liquidation of the Company

   In the event of the proposed dissolution or liquidation of the Company, the Offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company's proposed dissolution or liquidation. The Board shall notify each Participant in writing prior to the new Purchase Date that the Purchase Date for the Participant's Option has been changed to the new Purchase Date and that the Participant's Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from an Offering then in progress or the Plan as provided in Section 11.

21.3  Company Transaction

   In the event of a proposed Company Transaction, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume or substitute for the Option, any Offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Company Transaction. The Board shall notify each Participant in writing, prior to the new Purchase Date, that the Purchase Date for the Participant's Option has been changed to the new Purchase Date and that the Participant's Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from an Offering then in progress or the Plan as provided in Section 11.

21.4  Limitations

   The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 22.  REGISTRATION; CERTIFICATES FOR SHARES

   The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

SECTION 23.  EFFECTIVE DATE

   The Plan's effective date is the date on which it is approved by the Company's shareholders.

                                   ITRON, INC.

This Proxy is solicited by Itron's Board of Directors for the Annual Meeting of
                    Shareholders to be held on May 24, 2002.

     The undersigned hereby appoint(s) LeRoy D. Nosbaum and S. Edward White and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Itron, Inc. held of record by the undersigned on March 29, 2002 at the Annual Meeting of Shareholders of Itron to be held at the principal executive offices of Itron, Inc. (the Corporation) - in the Atrium, 2818 N. Sullivan Road, Spokane, Washington, 99216, at 8:00 a.m., local time, on Friday, May 24, 2002, with authority to vote upon the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.


                IMPORTANT--PLEASE DATE AND SIGN ON THE OTHER SIDE



--------------------------------------------------------------------------------
                            . FOLD AND DETACH HERE .

                                                               Please mark
                                                                your votes   [X]
                                                               as indicated



                                                           WITHHOLD
                                                           AUTHORITY
                                    FOR the             to Vote for the
                                    Nominees                Nominees
(1)    ELECTION OF DIRECTORS          [ ]                     [ ]
       Nominees:

       01. Robert D. Neilson
       02. Ted C. DeMerritt
       03. Jon E. Eliassen
       04. S. Edward White

WITHHOLD for the following nominee(s) only (write the name of the nominee(s) in the space below):


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(2)    ADOPTION OF THE AMENDMENT        FOR the       AGAINST the       ABSTAIN
       AND RESTATEMENT OF               Adoption       Adoption
       ITRON, INC. 2000 STOCK
       INCENTIVE PLAN                      [ ]            [ ]             [ ]



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(3)    ADOPTION OF ITRON, INC.          FOR the       AGAINST the       ABSTAIN
       2002 EMPLOYEE STOCK              Adoption       Adoption
       PURCHASE PLAN
                                           [ ]            [ ]             [ ]



Shares represented by this proxy will be voted as directed by the shareholder in the space provided. If no direction is given, this proxy will be voted "FOR" all three matters.

The Board of Directors recommends a vote "FOR the Nominees" and FOR" matters 2 and 3.


                                         [ ] I plan to attend the Annual Meeting





Signature(s)________________________________  Date______________________________

Please sign exactly as your name appears on your stock certificate. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of Corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

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                            . FOLD AND DETACH HERE .


                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

                        Internet and telephone voting is
                           available through 4:00 p.m.
                          Eastern Time on May 23, 2002.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------        -------------------------------        --------------------------------
             Internet                                 Telephone                                 Mail
    http://www.eproxy.com/itri                      1-800-435-6710
    --------------------------

Use the Internet to vote your               Use any touch-tone telephone                 Mark, sign and date
proxy.  Have your proxy card in             to vote your proxy.  Have                      your proxy card
hand when you access the web                your proxy card in hand when                         and
site.  You will be prompted to        OR    you call.  You will be           OR           return it in the
enter your control number, located          prompted to enter your                      enclosed postage-paid
in the box below, to create and             control number, located in                        envelope.
submit an electronic ballot.                the box below, and follow
                                            directions given.
------------------------------------        -------------------------------        --------------------------------

               If you vote your proxy by internet or by telephone,
                 you do NOT need to mail back your proxy card.

PLEASE VOTE